UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2008

_______________________________________________________________________

(Exact name of Registrant as specified in its charter)

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Commission File Number 1-6227

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

2108 140th Avenue, P.O. Box 21

Algona, IA 50511

(Address of Principal Executive Offices)

(515) 395-8888

Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 30, 2008, East Fork Biodiesel, LLC (the “Company” or “we”) consummated the transactions contemplated by an Agreement regarding Payment for Construction effective April 29, 2008 (the “Construction Payment Agreement”) with Farm Credit Services of America, FLCA (“Farm Credit”) and REG Construction & Technology Group, LLC, formerly known as REG Construction Services, LLC (“REG Construction”).

We are party to a Design-Build Agreement (the “Design-Build Agreement) with REG Construction under which it has designed, engineered and built our biodiesel plant. Also, we are party to a Management and Operational Services Agreement with an affiliate of REG Construction, Renewable Energy Group, LLC (“REG”), under which it manages, provides feedstock procurement and markets services for our plant.

We are party to a $36,500,000 senior credit agreement (“Credit Agreement”) with Farm Credit consisting of a $24,500,000 Construction Loan (“Construction Loan”) to construct our plant and a $12,000,000 Revolving Loan (“Revolving Loan”) to be used for working capital.

We were notified by letter dated November 29, 2007 that Farm Credit determined our outstanding Construction Loan and Revolving Loan to be “distressed loans,” because of material adverse changes in the markets for soybean oil and soybean biodiesel which presently preclude profitable operation of our plant. At the time we were notified by Farm Credit of the “distressed loan” status, Farm Credit had made available to us (1) a $17,539,646 advance against the $24,500,000 maximum of our Construction Loan, and (2) $260,378 advance against the $12,000,000 maximum of our Revolving Loan. We previously submitted to Farm Credit requests for advances under the Construction Loan seeking disbursement of funds to REG Construction to pay for the outstanding unpaid bills owing to REG Construction under the Design-Build Agreement. Through April 29, 2008 Farm Credit has not permitted us to draw any additional sums under the Construction Loan or the Revolving Loan. All of our interest and principal payments to Farm Credit through April 29, 2008 are current.

On March 24, 2008, REG Construction filed of record a mechanic’s lien against our biodiesel plant alleging an outstanding unpaid bill for construction of our plant under the Design-Build Agreement in the amount of $4,349,217.

We have been engaged in discussions and negotiations with Farm Credit since receipt of its November 29, 2007 “distressed loans” notification and have provided to Farm Credit our strategic plan. We are in continuing negotiations with Farm Credit regarding future loan advances and loan repayment terms that would allow us to successfully execute our strategic plan. To date our negotiations with Farm Credit have not yet resulted in a definitive agreement and our negotiations continue. However, as more specifically described in the following paragraph, under the Construction Payment Agreement, on April 30, 2008, Farm Credit funded an additional $2,349,217, as a draw under the Construction Loan.

The Construction Payment Agreement provides for satisfaction and release of REG Construction’s mechanic’s lien through Farm Credit’s advance of $2,349,217 under the Construction Loan and through the acquisition by REG Ventures, LLC, an affiliate of REG Construction, of 2,000 of our units, valued at $1,000 per unit, in lieu of cash payment of $2,000,000 for the construction services. REG Construction has received the $2,349,217 payment and the Company has issued 2,000 units to REG Ventures, LLC. There remains outstanding an additional $289,009 owing to REG Construction, of which $150,000 pertains to retainage and $139,009 is for work to be performed. The Construction Payment Agreement provides that Farm Credit will advance, at our request, $289,009 for us to pay REG Construction.

The foregoing description of the Construction Payment Agreement does not purport to be complete and is qualified in its entirety by reference to the Construction Payment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

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Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
10.1

Agreement regarding Payment for Construction by and between East Fork Biodiesel, LLC, Farm Credit Services of America, FLCA, and REG Construction & Technology Group, LLC, formerly known as REG Construction Services, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: April 30, 2008	By:
Kenneth M. Clark
President

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INDEX TO EXHIBITS

Exhibit No.	Description

10.1

Agreement regarding Payment for Construction by and between East Fork Biodiesel, LLC, Farm Credit Services of America, FLCA, and REG Construction & Technology Group, LLC, formerly known as REG Construction Services, LLC

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EXHIBIT 10.1 –

Agreement regarding Payment for Construction by and between East Fork Biodiesel, LLC, Farm Credit Services of America, FLCA, and REG Construction & Technology Group, LLC, formerly known as REG Construction Services, LLC

Agreement Regarding Payment for Construction

This Agreement regarding Payment for Construction (the “Agreement”), effective on the date of the last signature set forth below, by and between East Fork Biodiesel, LLC (“EFB”), Farm Credit Services of America, FLCA (“Farm Credit”), and REG Construction & Technology Group, LLC, formerly known as REG Construction Services, LLC (“REG”):

WHEREAS, REG, as contractor, entered into a certain Standard Form of Design-Build Agreement and General Conditions Between Owner and Contractor (the “Construction Contract”) with EFB regarding the design and construction of a 60,000,000 gallons (annual capacity) biodiesel facility situated in Kossuth County, Iowa (the “Facility”); and

WHEREAS, EFB and Farm Credit are parties to a Master Loan Agreement dated as of January 20, 2007, and numbered R10457(the “Master Loan Agreement”), pursuant to which Farm Credit has provided credit and other financial accommodations to EFB for the purpose of constructing the Facility as well as for working capital purposes; and

WHEREAS, there are currently two loan supplements outstanding under the Master Loan Agreement, a Construction and Term Loan Supplement dated as of January 30, 2007, and numbered R10457T01 (the “Term Loan Supplement”), and a Construction and Revolving Term Loan Supplement dated as of January 30, 2007, and numbered R10457T02 (the “Construction Revolving Term Supplement”); and

WHEREAS, REG has filed a Mechanic's Lien against the Facility, which lien was filed on March 24, 2008, as lien number LNCV025559 in the office of the Clerk of District Court in Kossuth County, Iowa (the “Mechanic's Lien”), alleging an outstanding unpaid bill for construction of the Facility in the amount of $4,349,217.30; and

WHEREAS, there remains owing under the Construction Contract an additional $139,009.50 for work to be completed and an additional retainage balance of $150,000.00 for a total balance to be billed under the Construction Contract of $289,009.50 (the “Remaining Balance”), which will hereafter be billed to EFB from REG; and

WHEREAS, EFB has previously submitted to Farm Credit Request for Construction Loan Advance documents labeled Request No. 10, Request No. 11 and Request No. 12 (collectively, the “Construction Loan Advance Requests) seeking disbursement of funds to REG to pay for the outstanding unpaid bills owing to REG pursuant to the Construction Contract and the Mechanic's Lien and Farm Credit has not advanced the requested funds; and

WHEREAS, EFB and REG have previously reached an agreement (the “Subscription Agreement”) whereby REG, through its designated affiliate REG Ventures, LLC, has subscribed to purchase 2,000 membership units in EFB (the “REG Subscription Units) for a total price of $2,000,000.00 (the “REG Subscription Payment”); and

WHEREAS, EFB and Farm Credit have been involved in a dispute regarding whether the entire $4,349,217.40 should be disbursed to REG, or whether, instead, the sum of $2,349,377.66 should be disbursed, with REG then allowing a setoff against its outstanding bill under the Construction Contract for the $2,000,000 REG Subscription Payment; and

WHEREAS, the parties have determined to make payment to REG to satisfy the Mechanic's Lien, to satisfy the REG Subscription Payment and to otherwise resolve their disputes upon the terms and conditions herein contained.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and adequacy of which mutual covenants are acknowledged by the parties, the parties hereto agree as follows:

1.         Concurrently with the execution of this Agreement, Farm Credit shall cause to be paid the sum of $2,349,217.30 (the “Lien Satisfaction Payment”) as partial payment on the Construction Contract and the Mechanic's Lien, which payment shall be treated as a draw on the Term Loan Supplement.

2.         Farm Credit acknowledges that the Remaining Balance will be payable to REG pursuant to the Construction Agreement, and agrees in the future to make an advance or advances on the Term Loan Supplement in an aggregate amount of $289,009.50 to satisfy said Remaining Balance, as requested by EFB from time to time.

3.         Concurrently with the execution of this Agreement, EFB shall issue the REG Subscription Units to REG's designee, REG Ventures, LLC, pursuant to the Subscription Agreement and execute a certificate representing such Units (the “Certificate”), and in consideration therefor, REG and its designee, REG Ventures, LLC, shall receive said units as payment for the REG Subscription Payment and as setoff against the remaining $2,000,000 owing on the Mechanic’s Lien and under the Construction Agreement. The setoff contemplated in the preceding sentence shall be intended and considered by the parties to be equivalent of EFB paying the sum of $2,000,000 cash on the Mechanic's Lien and Construction Contract with REG in turn paying $2,000,000 cash to EFB for the purchase of the 2,000 membership units in EFB pursuant to the Subscription Agreement.

4.	Concurrently with the execution of this Agreement:

a.         The Lien Satisfaction Payment shall be paid by Farm Credit to First American Title Insurance Company, 13924 Gold Circle, Omaha, Nebraska 68144 (the “Title Company);

b.        The Certificate shall be delivered by EFB to the Title Company;

c.        The Subscription Agreement, as signed by REG's designee, REG Ventures, LLC, shall be delivered by REG to the Title Company; and

d.        REG shall deliver to the Title Company a Release and Satisfaction of Mechanic’s Lien which fully releases the Mechanic’s Lien.

On receipt by the Title Company of the Lien Satisfaction Payment, the Certificate, the Subscription Agreement, and the Lien Release, the Title Company shall transfer the Lien Satisfaction Payment and deliver the Certificate, both to REG, shall deliver the Subscription Agreement to EFB, and shall file the Lien Release.

5.         EFB, REG and Farm Credit acknowledge payment of the Lien Satisfaction Payment and delivery of the Certificate constitutes (i) full and final payment of the Construction Loan Advance Requests insofar as they relate to the $4,349,217.30 owing to REG, (ii) satisfaction of the REG Subscription Units, and (iii) satisfaction of the REG Subscription Payment.

6.         Nothing herein shall waive or release EFB's claim against Farm Credit asserting that: (i) Farm Credit was obligated pursuant to the terms of the Master Loan Agreement and the Term Loan Supplement to permit draw of, and to make loan advances for, the entire $4,349,217.30 for REG's construction work and that (ii) EFB was entitled to separately receive from REG the $2,000,000 equity contribution pursuant to the Subscription Agreement for use by EFB as additional working capital. Farm Credit disputes EFB's assertion and nothing herein shall waive or release Farm Credit's position on this issue.

7.         This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed an original and all of which together shall constitute one and the same instrument. The parties agree that facsimile signatures shall be binding, the same as original signatures.

8.         The parties hereto consent to EFB's filing of this Agreement on EDGAR pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

This Agreement effective as stated above.

East Fork Biodiesel, LLC